June 5, 2012

CUSHING® MLP FUNDS TRUST

Supplement to the
Statement of Additional Information
dated March 30, 2012

Effective June 4, 2012, the name of Cushing MLP Funds Trust (the “Trust”) has been changed to The Cushing Funds Trust.  Accordingly, all references to the “Cushing MLP Funds Trust” in the Trust’s Statement of Additional Information are replaced with “Cushing Funds Trust.”

Please retain this Supplement with your SAI for future reference.